FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report                  December 7, 1999
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                         CardioTech International, Inc.
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             (Exact name of Registrant as specified in its charter)

       Massachusetts                 0-28034                  04-3186647
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(State or other jurisdiction   (Commission File No.)        (IRS Employer
     of incorporation)                                    Identification No.)


78 E Olympia Avenue, Massachusetts                              01801
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (781) 933-4772
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                                       N/A
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          (Former name or former address, if changed since last report)


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Item 4. Change in Registrant's Certifying Accountants.

On December 1, 1999, CardioTech International, Inc. (the "Company"), with the approval of the Company's Audit Committee and Board of Directors, dismissed its independent accountants, PriceWaterhouseCoopers LLP ("PWC"). During the years ended March 31, 1999 and 1998, and the subsequent interim period through December 1, 1999 (the date of PWC's dismissal as the Company's independent accountants), (i) there were no disagreements with PWC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PWC, would have caused PWC to make a reference to the subject matter of the disagreements in connection with its reports in the financial statements for such years and (ii) there were no "reportable events" as described in Items 304(a)(1)(iv) of Regulation S-K. The independent accountant's report of PWC on the Company's consolidated financial statements for the year ended March 31, 1998 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The independent accountant's report of PWC on the Company's consolidated financial statements for the year ended March 31, 1999 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the independent accountant's report of PWC on the Company's consolidated financial statements for the year ended March 31, 1999 was modified as to a going concern uncertainty to which the Company concurred without objection.

The registrant has requested that PWC furnish it with a letter addressed to the Security and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter dated December 7, 1999 is filed as Exhibit 16 to Form 8K.

On December 6, 1999, the Company appointed, with the approval of the Company's Audit Committee and Board of Directors, the firm of BDO Seidman, LLP as its independent accountants.

Item 7. Financial Statements and Exhibits.

a.)   Exhibits.

      Exhibit 16    Letter of PricewaterhouseCoopers, LLP.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CardioTech International, Inc.


                                    By: /s/ Michael Szycher
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                                        Michael Szycher, PhD
                                        Chairman and CEO

      Date: December 7, 1999